SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: March 30, 1999
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1999-1)
               (Exact name of registrant as specified in charter)

 Delaware                     333-43167                 13-3408713
--------------------------------------------------------------------------------
(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
------------------------------------            -----
(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-9583

--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.        Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 1999-1
                  -----------------------------------------

                                 March 30, 1999

                  DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    --------------------------------------
                       AND THE MORTGAGED PROPERTIES (1)
                      ---------------------------------

      On March 30, 1999, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before March 1, 1999) as of March 1, 1999 of $301,000,778.64. The Mortgage Loans were delivered in exchange for the CitiCertificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the CitiCertificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $15,050,038.93. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of March 1, 1999 was 856. The weighted average Note Rate of the Mortgage Loans as of March 1, 1999 was 7.173%. The weighted average remaining term to stated maturity of the Mortgage Loans as of March 1, 1999 was 351.65 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to January 1, 1987 or after March 1, 1999.

      None of the Mortgage Loans has a scheduled maturity later than March 1, 2029. Each Mortgage Loan has an original principal balance of not less than $33,600 nor more than $925,000. Mortgage Loans having an aggregate Adjusted Balance of $19,651,854 as of March 1, 1999 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of March 1, 1999 was 69.7%. No more than $2,984,449 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 97%(2) of the Mortgage Loans are secured by

--------
    (1) Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus Supplement dated March 25, 1999 and the Prospectus, dated March 25, 1999 (collectively, the "Prospectus"), relating to the REMIC Pass-Through Certificates, Series 1999-1.

    (2) Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor"). The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1% of the Mortgage Loans are secured by investment properties.

      At least 97% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 68% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Loan Underwriting Policies and Loss and Delinquency Considerations" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.500%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.500%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $12,155,027 and $288,845,752, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.460% and 7.203%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 354.18 months and 351.54 months, respectively.

      The Special Hazard Loss Amount as of March 1, 1999 was $3,010,008.00.

      The Fraud Loss Amount as of March 1, 1999 was $3,010,007.79.

      The Bankruptcy Loss Amount as of March 1, 1999 was $100,000.00.

      The aggregate Initial Stated Amount of the Class A CitiCertificates as of March 1, 1999 was $288,960,684.32.

      The aggregate Initial Stated Amount of the Class M CitiCertificates as of March 1, 1999 was $5,719,000.00.

      The aggregate Initial Stated Amount of the Class B-1 CitiCertificates as of March 1, 1999 was $2,558,000.00.

      The aggregate Initial Stated Amount of the Class B-2 CitiCertificates as of March 1, 1999 was $1,355,000.00.

      The aggregate Initial Stated Amount of the Class B-3 CitiCertificates as of March 1, 1999 was $1,053,000.00.

      The aggregate Initial Stated Amount of the Class B-4 CitiCertificates as of March 1, 1999 was $602,000.00.

      The aggregate Initial Stated Amount of the Class B-5 CitiCertificates as of March 1, 1999 was $753,094.32.

      The Subordinated CitiCertificate Percentage is 4.000020988118.*

      The Class M Subordination Percentage is 2.100025903109%.*

      The Class B-1 Subordination Percentage is 1.250194214448%.*

      The Class B-2 Subordination Percentage is 0.800029265998%.*

      The Class B-3 Subordination Percentage is 0.450196283918%.*

      The Class B-4 Subordination Percentage is 0.250196801285%.*

---------------------
    * Equal to the Initial Stated Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

      The following tables set forth information regarding the Mortgage Loans as of March 1, 1999.

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of       Aggregate Principal
Year Originated                     Loans        Balances Outstanding
---------------                   ---------      --------------------

  1987                                5            $   1,543,475
  1988                                4                  880,627
  1989                                3                  951,882
  1990                                3                  812,016
  1991                                3                  692,108
  1992                                8                2,333,438
  1993                                2                  718,639
  1994                                6                1,466,870
  1995                               23                7,767,798
  1996                               18                5,351,856
  1997                               13                4,631,499
  1998                              385              132,520,027
  1999                              383              141,330,544
                                    ---              -----------

  Total                             856             $301,000,779
                                    ===             ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                        Number of      Aggregate Principal
Dwelling Unit                    Loans       Balances Outstanding
-------------                  ---------     --------------------

Detached houses                   796             $281,114,163
Multi-family Dwellings*            10                3,951,921
Townhouses                         15                4,967,428
Condominium Units (one to
four stories high)                 15                4,451,266
Condominium Units (over
four stories high)                  9                3,432,276
Cooperative Units                  11                3,083,725
                                   --                ---------

Total                             856             $301,000,779
                                  ===             ============


------------------
* Multi-family dwellings are 2-family and 3-family

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of              Number of        Aggregate Principal
Dwelling Unit          Loans         Balances Outstanding
-------------        ---------       --------------------

1-family                846            $297,048,858
2-family                  9               3,301,921
3-family                  1                 650,000
                          -                 -------

Total                   856            $301,000,779
                        ===            ============



                             SIZES OF MORTGAGE LOANS

Outstanding Principal             Number of        Aggregate Principal
Balance by Loan Size                Loans         Balances Outstanding
---------------------             ---------       --------------------

$149,999 and Under                     10           $     856,814
$150,000 through $199,999               6               1,111,616
$200,000 through $249,999              69              16,555,688
$250,000 through $299,999             252              70,022,910
$300,000 through $349,999             205              66,316,786
$350,000 through $399,999             110              41,667,866
$400,000 through $449,999              63              26,728,149
$450,000 through $499,999              61              29,175,048
$500,000 through $549,999              26              13,706,265
$550,000 through $599,999              25              14,335,432
$600,000 through $649,999              10               6,329,846
$650,000 through $699,999              10               6,855,336
$700,000 through $749,999               2               1,428,464
$750,000 through $799,999               2               1,554,786
$800,000 through $849,999               2               1,678,062
$850,000 through $899,999               2               1,754,089
$900,000 through $949,999               1                 923,622
                                        -                 -------

Total                                 856           $ 301,000,779
                                      ===           =============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan        Number of          Aggregate Principal
Note Rate              Loans           Balances Outstanding
-------------        ---------         --------------------

5.875% - 6.00%            3            $       508,139
6.01% - 6.50%            20                  7,172,414
6.51% - 7.00%           252                 91,719,111
7.01% - 7.50%           525                182,825,834
7.51% - 8.00%            55                 18,378,284
8.01% - 8.25%             1                    396,997
                          -                    -------

Total                   856            $   301,000,779
                        ===            ===============



                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION

                           Number of        Aggregate Principal
Loan-to-Value Ratio          Loans          Balances Outstanding
-------------------        ---------        --------------------

65.00% and Below              233               $  88,037,522
65.01% - 75.00%               288                 103,083,707
75.01% - 80.00%               270                  90,227,696
80.01% - 85.00%                16                   5,447,623
85.01% - 90.00%                45                  13,126,149
90.01% - 95.00%                 4                   1,078,082
                                -                   ---------

Total                         856                $301,000,779
                              ===                ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                 Number of       Aggregate Principal
State                              Loans        Balances Outstanding
-----                            ---------      --------------------

Alabama                              9         $       3,718,662
Alaska                               2                   803,063
Arizona                              4                 1,142,667
Arkansas                             4                 1,223,298
California                         423               150,658,899
Colorado                            16                 6,598,657
Connecticut                         17                 6,847,144
District of Columbia                 3                   574,288
Florida                             15                 5,434,803
Georgia                             16                 6,004,086
Hawaii                               2                 1,012,032
Illinois                            29                 9,634,543
Indiana                              2                   725,203
Iowa                                 1                   258,653
Kansas                               2                   816,109
Louisiana                            1                   258,605
Maryland                            24                 8,392,030
Massachusetts                       29                10,360,481
Michigan                            10                 4,244,120
Minnesota                            1                   283,870
Mississippi                          1                   269,795
Missouri                             8                 2,951,772
Nevada                               3                   883,326
New Jersey                          33                 9,771,579
New Mexico                           6                 2,074,425
New York                            82                27,829,966
North Carolina                      18                 6,008,508
Ohio                                 5                 2,293,333
Oregon                               2                   552,304
Pennsylvania                         2                   401,196
South Carolina                       7                 2,695,732
Tennessee                           12                 4,704,343
Texas                               16                 4,460,986
Utah                                10                 3,162,053
Vermont                              1                   265,563
Virginia                            27                 9,620,239
Washington                          13                 4,064,446
                                    --                 ---------

Total                              856              $301,000,779
                                   ===              ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              CITICORP MORTGAGE SECURITIES, INC.
                              (Registrant)

                             By: /s/ John H. Outland
                                --------------------
                                John H. Outland
                                Senior Vice President


Dated: March 30, 1999